UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2026
Sprinklr, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40528	45-4771485
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

441 9th Avenue 12th Floor New York, New York		10001
(Address of principal executive offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (917) 933-7800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common stock, par value $0.00003 per share	CXM	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Departure: Yvette Kanouff

On April 23, 2026, Yvette Kanouff notified the board of directors (the “Board”) of Sprinklr, Inc. (the “Company”) that she will not stand for re-election as a Class II director of the Company at the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). Ms. Kanouff will continue to serve as a director and member of the Nominating and Corporate Governance Committee of the Board until her retirement from the Board upon the expiration of her current term.

Ms. Kanouff’s decision not to stand for re-election at the 2026 Annual Meeting was not the result of any disagreement between Ms. Kanouff and the Company, its management, the Board or any committees thereof on any matter relating to the Company’s operations, policies or practices.

Director Departure: Neeraj Agrawal

On April 23, 2026, Neeraj Agrawal notified the Board that he will not stand for re-election as a Class II director of the Company at the 2026 Annual Meeting. Mr. Agrawal will continue to serve as a director and member of the Audit and Nominating and Corporate Governance Committees of the Board until his retirement from the Board upon the expiration of his current term.

Mr. Agrawal’s decision not to stand for re-election at the 2026 Annual Meeting was not the result of any disagreement between Mr. Agrawal and the Company, its management, the Board or any committees thereof on any matter relating to the Company’s operations, policies or practices.

Related Governance Matters

In connection with Ms. Kanouff and Mr. Agrawal’s departures, the Board approved a decrease in the size of the Board from nine to seven directors, effective upon the retirement of Ms. Kanouff and Mr. Agrawal at the 2026 Annual Meeting.

Current director Stephen M. Ward, Jr. will join the Audit Committee of the Board, and current director Kevin Haverty will join the Nominating and Corporate Governance Committee of the Board, each effective as of the start of the 2026 Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2026	Sprinklr, Inc.

	By:	/s/ Jacob Scott
Jacob Scott
General Counsel & Corporate Secretary